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                                                                EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-25513, 33-33187, 33-46804, 33-55069,
33-55287, 33-55543, 33-55746, 33-61407, 333-02203, 333-11079, and 333-41823.

Birmingham, Alabama
March 4, 1998